                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          SILVERSTREAM SOFTWARE, INC.
                (Name of Registrant as Specified In Its Charter)

                          SILVERSTREAM SOFTWARE, INC.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          SILVERSTREAM SOFTWARE, INC.

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2002

     The Annual Meeting of Stockholders of SilverStream Software, Inc. will be held on Tuesday, May 7, 2002, at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, to consider and act upon the following matters:

     1.  To elect one Class III director;

     2. To approve an amendment to the Amended and Restated 1997 Stock Incentive Plan increasing from 7,000,000 to 7,900,000 the number of shares of common stock reserved for issuance under the plan;

     3. To approve an amendment to the Amended and Restated 1999 Employee Stock Purchase Plan increasing from 300,000 to 520,000 the number of shares of common stock reserved for issuance under the plan;

     4. To ratify our selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2002; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the meeting or at any adjournments thereof.

     Stockholders of record at the close of business on March 20, 2002 are entitled to notice of, and to vote at, the annual meeting and at any adjournments thereof. Our stock record books will remain open for the purchase and sale of our common stock. The list of our stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours for ten days prior to the meeting at our principal executive offices, 2 Federal Street, Billerica, Massachusetts 01821.

     All stockholders are cordially invited to attend the meeting.

                                       By Order of the Board of Directors,

                                       /s/ DAVID LITWACK

                                       President and Chief Executive Officer

Billerica, Massachusetts
April 5, 2002

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                           SILVERSTREAM SOFTWARE, INC.
                                2 FEDERAL STREET
                         BILLERICA, MASSACHUSETTS 01821

           PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the 2002 Annual Meeting of Stockholders to be held on May 7, 2002 and at any adjournment or adjournments of that meeting.

     All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or subsequently dated proxy to our Secretary. Attendance at the meeting will not itself be deemed to revoke a proxy unless the stockholder affirmatively revokes the proxy or votes at the meeting.

     Our Annual Report for the year ended December 31, 2001 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about April 5, 2002.

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO:
SECRETARY, SILVERSTREAM SOFTWARE, INC., 2 FEDERAL STREET, BILLERICA, MASSACHUSETTS 01821. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTES REQUIRED

     On March 20, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 22,432,402 shares of our common stock, $.001 par value per share. Each share is entitled to one vote.

     Under our by-laws, the holders of a majority of the shares of common stock issued, outstanding and entitled to vote shall constitute a quorum at the annual meeting. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required for the approval of the amendment to our Amended and Restated 1997 Stock Incentive Plan, approval of the amendment to our Amended and Restated 1999 Employee Stock Purchase Plan and the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2002.

     Shares which abstain from voting as to a particular matter and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a plurality or a certain percentage of the shares voting on a matter.

     Stockholders may vote by any one of the following means:

     o by mail;

     o by telephone (toll-free);

     o over the Internet; or

     o in person at the meeting.

     To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed stamped envelope. No postage is necessary if mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions on how to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 6, 2002, with respect to the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each director and nominee for director; (iii) each executive officer named below in the Summary Compensation Table under the heading "Executive Compensation"; and (iv) all our directors and executive officers as a group.

     The number of shares of our common stock beneficially owned is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares that the individual has the right to acquire within 60 days after March 6, 2002 through the exercise of any stock option or other right. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

                                                           SHARES OF COMMON STOCK     APPROXIMATE PERCENT OF
NAME AND ADDRESS                                           BENEFICIALLY OWNED (1)     COMMON STOCK OWNED (%)
----------------                                           ----------------------     ----------------------
Pequot Capital Management, Inc.(2).............                   2,069,000                   9.2%
  500 Nyala Farm Road
  Westport, CT 06880

David A. Litwack(3)............................                   2,095,474                   9.3%
  c/o SilverStream Software, Inc.
  Two Federal Street
  Billerica, MA  01821

Roger Durn(4)..................................                      36,328                   *
Craig A. Dynes(5)..............................                     112,868                   *
Michel Goossens(6).............................                      57,369                   *
John P. Judge(7)...............................                      25,000                   *
David R. Skok..................................                   1,084,849                   4.8
Timothy Barrows(8).............................                     779,329                   3.5
Richard A. D'Amore(9)..........................                     167,636                   *
Paul J. Severino...............................                      42,182                   *
All directors and executive officers as a group
(12 persons) (10)..............................                   4,895,851                  21.6

-------------
* Represents beneficial ownership of less than one percent of the common stock.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to shares. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Based solely on information set forth in a Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2002.

 (3) Includes 1,010,214 shares held by the Litwack Irrevocable Trust, over which shares Mr. Litwack has shared voting and dispositive power, and 15,625 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002.

 (4) Includes 28,915 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002, 402 shares held by Mr. Durn's wife and 6,539 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002 held by Mr. Durn's wife.

 (5) Includes 37,437 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002, 490 shares held by Mr. Dynes' wife and 50 shares held by Mr. Dynes' son.

 (6) Includes 35,352 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002 and 19,939 shares held by J.E.M. Interactive, of which Mr. Goossens is the principal stockholder and a director and officer.

 (7) Consists of 25,000 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002.

 (8) Includes 718,674 shares held by Matrix Partners IV, L.P., 31,167 shares held by Matrix IV Entrepreneurs Fund, L.P. and 7,812 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002. Matrix IV Management Co., L.P. is the general partner of each of Matrix Partners IV, L.P. and Matrix IV Entrepreneurs Fund, L.P. Mr. Barrows, a director of SilverStream, is a general partner of Matrix IV Management Co., L.P. Mr. Barrows disclaims beneficial ownership of the shares held by Matrix Partners IV, L.P. and Matrix IV Entrepreneurs Fund, L.P. except to the extent of his pecuniary interests therein arising from his general partnership interest in Matrix IV Management Co., L.P.

 (9) Includes 5,026 shares held by the Deanna D'Amore Trust, over which Mr. D'Amore has shared voting and dispositive power, and 7,812 shares issuable upon the exercise of stock options exercisable within 60 days of March 6, 2002.

(10) Includes an aggregate of 253,481 shares of our common stock issuable upon exercise of stock options held by all officers and directors as a group which are exercisable within 60 days of March 6, 2002. See also notes 3 through 9.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         Our Board of Directors currently consists of five persons, divided into three classes serving staggered terms of three years. Currently there is one director in Class III (whose term expires at this annual meeting), two directors in Class I (whose terms expire at the annual meeting of stockholders in 2003) and two directors in Class II (whose terms expire at the annual meeting of stockholders in 2004). One Class III director is to be elected at this annual meeting. The Class III director will hold office until the annual meeting of stockholders in 2005 or until his successor has been duly elected and qualified.

     Set forth below are the name and age of the Class III nominee as well as each other member of the Board of Directors, the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director. Also set forth below are the names of our other current executive officers, their ages and their principal occupations and business experiences during the past five years. Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of March 6, 2002, appears above under the heading "Security Ownership of Certain Beneficial Owners and Management."

             NOMINEE FOR TERM EXPIRING IN 2005 (CLASS III DIRECTORS)

     The Board of Directors has nominated Paul J. Severino as Class III Director, to serve a term of three years until the 2005 annual meeting of stockholders. The nominee has consented to serve until his term expires if elected as a Class III director. In the event that the nominee for Class III director becomes unavailable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the Board of Directors to fill the vacancy.

     Paul J. Severino, age 55, has served as a director since May 1999. Mr. Severino has served as the Chairman of NetCentric Corporation, a provider of Internet protocol telephony applications, since August 1997, and Chief Executive Officer from February 1998 to April 1999. Prior to that, he served as NetCentric's Acting Chief Executive Officer from August 1997 to February 1998. He is a founder of Wellfleet Communications, Inc., a supplier of internetworking communication products, where he served as President and Chief Executive Officer from October 1986 to October 1994. From October 1994 to October 1996, he served as Chairman of BayNetworks after its formation from the merger of Wellfleet and SynOptics Communications, Inc. Mr. Severino is also a director of Media 100, Inc., MCK Communications, Inc. and Sonus Networks, Inc.

     THE BOARD RECOMMENDS A VOTE FOR THE ABOVE NOMINEE.

            DIRECTORS WHOSE TERMS EXPIRE IN 2003 (CLASS I DIRECTORS)

     David R. Skok, age 46, founded SilverStream and has served as our Chairman of the Board of Directors since inception and our President and Chief Executive Officer from July 1996 to August 1997. He also served as Treasurer from July 1996 to June 1999. Mr. Skok has been a general partner of Matrix Partners, a venture capital firm, since May 2001. Before founding SilverStream, Mr. Skok founded Watermark Software, a document management and imaging company, and served as its President and Chief Executive Officer from January 1993 until June 1996.

     Timothy Barrows, age 45, has served as a director since July 1996. Mr. Barrows has been a general partner of Matrix Partners, a venture capital firm, since August 1984. Mr. Barrows is also a director of Sycamore Networks, Inc.

            DIRECTORS WHOSE TERMS EXPIRE IN 2004 (CLASS II DIRECTORS)

     David A. Litwack, age 55, has served as our President and Chief Executive Officer since August 1997 and as a member of our Board of Directors since November 1996. Before joining us, Mr. Litwack served as Executive Vice President of Sybase Inc., an enterprise software company, from February 1995 to May 1997 and as President of Powersoft Corporation, a client server development tools company, from June

1991 to its acquisition by Sybase in February 1995. In addition, Mr. Litwack is a director of e-Room Technology, Inc. and Trellix Corp.

     Richard A. D'Amore, age 48, has served as a director since July 1996. Mr. D'Amore has been a general partner of North Bridge Venture Partners, a venture capital firm, since 1994. He is also a director of Solectron Corporation and Veeco Instruments Inc.

                    OTHER EXECUTIVE OFFICERS OF SILVERSTREAM

     Steven S. Benfield, age 35, has served as our Vice President and Chief Technology Officer since May 2001 and prior to that he was our Senior eBusiness Strategist from December 2000 when we acquired Bondi Software. From June 1998 until December 2000, Mr. Benfield was Vice President of Consulting and Chief Technology Officer of Bondi. Before joining Bondi, he served as Director of Technology for Financial Dynamics, an IT consulting organization, from June 1997 until June 1998 and was the President of CLS Consulting, an IT consulting company, from June 1994 until June 1997.

     Roger Durn, age 47, has served as our Vice President, Asia Pacific since October 1998. Prior to joining SilverStream, Mr. Durn was the Director of Channels, BMC Software, Asia Pacific, an independent software vendor providing enterprise management solutions, from June 1998 until October 1998. From January 1997 until November 1997, Mr. Durn served as the Director of Channels and Marketing for Sybase, Inc., Asia Pacific, an enterprise software company, and from February 1996 until January 1997, as the Director of Powersoft Operations, Sybase Asia Pacific.

     Craig A. Dynes, age 47, has served as our Vice President and Chief Financial Officer since July 1997 and as Treasurer and Secretary since June 1999. Prior to joining us, Mr. Dynes served as Vice President of Finance, Products Group, of Sybase from October 1996 to June 1997. Mr. Dynes served as Vice President of Finance and Operations and Chief Financial Officer of Powersoft from August 1995 to October 1996.

     Michel Goossens, age 41, has served as our Vice President, Europe, Middle East and Africa since January 2000. From August 1997 until January 2000, Mr. Goossens ran our Benelux operations. Prior to joining SilverStream, in June 1995 Mr. Goossens co-founded Showcase Benelux, the Belgian SilverStream distributorship and a data warehousing company, which he ran until it was acquired by SilverStream.

     John P. Judge, age 43, has served as our Vice President, North American Sales since November 2000. Prior to joining SilverStream, Mr. Judge was Senior Vice President of Duke Solutions, a provider of energy initiatives for commercial, industrial and institutional customers, from November 1998 until November 2000 and served as the President of Coneco Corporation, a multinational energy services company, from June 1995 until November 1998.

     Kim A. Sheffield, age 45, has served as our Vice President, Research and Development since July 1996. Prior to joining us, Mr. Sheffield served as Vice President of Research and Development, Powersoft Division of Sybase from February 1995 to June 1996.

         Richard Wayne Parslow, age 40, has served as our Vice President, Business Development since January 2002. Prior to that, Mr. Parslow served as our Vice President of Sales for Europe, Middle East and Africa and as the Managing Director of our UK Operations from September 1997 through December 2001. From December 1995 until September 1997, he served as European Managing Director of Watermark Software, a document management and imaging company.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held nine meetings during the fiscal year ended December 31, 2001. Each director attended at least 75% of the aggregate number of such meetings and meetings held by the committees on which he served.

     The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee consists of three outside directors, Messrs. Barrows, D'Amore and Severino. The Audit Committee reviews the professional services provided by our independent auditors, the independence of such auditors from our management and our annual financial statements and system of internal accounting controls. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. The Audit Committee held five meetings in the last fiscal year.

     The Compensation Committee consists of three outside directors, Messrs. Barrows, D'Amore and Severino. The Compensation Committee reviews executive salaries, administers our bonus, incentive compensation and stock plans, and approves the salaries and other benefits of our executive officers. In addition, the Compensation Committee consults with our management regarding our benefit plans and compensation policies and practices. The Compensation Committee held one formal meeting during the last fiscal year, and informally discussed compensation matters on several occasions.

     The Board does not have a nominating committee or committee serving a similar function. Nominations are made by and through the full Board.

COMPENSATION FOR DIRECTORS

     We reimburse directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors. We may, in our discretion, grant stock options and other equity awards to our directors from time to time pursuant to the Amended and Restated 1997 Stock Incentive Plan. We made no grants of options to any members of the Board of Directors in 2001 other than to David Litwack in his capacity as President and Chief Executive Officer, the details of which are set forth in the Option Grant Table below.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information for each of the last three fiscal years regarding the annual and long-term compensation of our Chief Executive Officer and four other most highly compensated executive officers whose total annual salary and bonus for the year ended December 31, 2001 exceeded $100,000 (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                               ANNUAL COMPENSATION      COMPENSATION AWARDS
                                                 FISCAL       -----------------------     OF OPTIONS (# OF         ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR         SALARY($)      BONUS($)         SHARES)           COMPENSATION($)
---------------------------                      ------       ---------      --------   --------------------    ----------------
David A. Litwack.................................2001          124,167           --            50,000                  --
    President and Chief Executive Officer        2000          120,000           --              --                    --
                                                 1999          120,000           --              --                    --

Roger Durn.......................................2001          139,782       24,444(1)         30,000              49,922(2)
    Vice President, Asia Pacific                 2000          105,000       95,510            17,500              50,000(2)
                                                 1999           70,000       32,384             3,040              50,000(2)

Craig A. Dynes...................................2001          190,833       25,000(1)         45,000                  --
    Vice President, Chief Financial Officer,     2000          170,000           --            45,000                  --
    Treasurer and Secretary                      1999          124,583       55,000            10,000                  --

Michel Goossens..................................2001          219,429       25,204           100,000                  --
    Vice President, Europe, Middle East and      2000           88,357      191,683            30,000                  --
    Africa                                       1999           84,361      137,410             8,040                  --

John P. Judge(3).................................2001          195,000       31,741(1)         30,000                  --
    Vice President, North American Sales         2000           21,122           --            50,000                  --
                                                 1999               --           --              --                    --

---------------

(1) Paid in 2001 for bonus earned in 2000.

(2) Annual housing allowance.

(3) Joined SilverStream in November 2000.

     Option Grant Table. The following table sets forth each grant of stock options during the fiscal year ended December 31, 2001 made to each of the named executive officers. No stock appreciation rights were granted during such fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE
                              NUMBER OF                                                        AT ASSUMED ANNUAL RATES OF
                             SECURITIES     PERCENT OF TOTAL                                    STOCK PRICE APPRECIATION
                             UNDERLYING      OPTIONS GRANTED     EXERCISE                          FOR OPTION TERM(3)
                               OPTIONS      TO EMPLOYEES IN      PRICE(2)        EXPIRATION    --------------------------
NAME                          GRANTED(#)         2001(1)          ($/SH)            DATE            5%($)        10%($)
----                         -----------    ----------------      -------        ----------       --------      --------
David A. Litwack.........      50,000             1.8%            $6.00            6/5/2011       $188,668      $478,123
Roger Durn...............      30,000             1.1              6.00            6/5/2011        113,201       286,874
Craig A. Dynes...........      45,000             1.6              6.00            6/5/2011        169,802       430,310
Michel Goossens..........      100,000            3.6              4.20          10/19/2011        264,136       669,372
John P. Judge............      30,000             1.1              6.00            6/5/2011        113,201       286,874

--------------

(1) Based on options to purchase an aggregate of 2,776,434 shares granted to employees during 2001. Options granted to executive officers in 2001 became exercisable with respect to 25% of the shares covered thereby on the six-month anniversary of the date of grant and with respect to 6.25% of the shares covered thereby for each three-month period thereafter, except that the option granted to Mr. Goossens shall become exercisable with respect to 25% of the shares covered thereby on the twelve-month anniversary of the date of grant and with respect to 25% of the shares covered thereby for each three-month period thereafter.

(2)  The exercise price was equal to the fair market value of our common stock.

(3) The potential realizable value is calculated based on the term of the option at its time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

     Year-End Option Table. The following table sets forth for each of the named executive officers options exercised and the number and value of securities underlying unexercised options that are held by the named executive officers as of December 31, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                  NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED      IN- THE-MONEY OPTIONS
                                                                OPTIONS AT DECEMBER 31,     AT DECEMBER 31, 2001(1)
                              SHARES ACQUIRED       VALUE          2001 EXERCISABLE/             EXERCISABLE/
NAME                          ON EXERCISE(#)      REALIZED($)        UNEXERCISABLE             UNEXERCISABLE($)
----                          ---------------     -----------   -----------------------     -----------------------
David A. Litwack..........           --              --              12,500/37,500             $10,125/$30,375
Roger Durn................           --              --              23,352/37,188              34,650/27,750
Craig A. Dynes............           --              --              30,187/67,813               9,113/27,338
Michel Goossens...........           --              --              28,665/126,875             50,006/277,669
John P. Judge.............           --              --              20,000/60,000               6,075/18,225

-------------

(1) On December 31, 2001, the last sale price reported on the Nasdaq National Market for our common stock was $6.81 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Based solely on our review of reports filed by such reporting persons or written representations from certain reporting persons, we believe that during the year ended December 31, 2001, all filings required to be made by all officers, directors and holders of more than 10% of our common stock were timely made in accordance with the requirements of Section 16(a) except as described below:

     Mr. Barrows failed to file a Form 4 required by Section 16(a) on a timely basis to report the sale of 2,927 shares of Common Stock by Matrix IV Entrepreneurs Fund, L.P., of which Mr. Barrows is the general partner, on July 30, 2001. This transaction was disclosed on a Form 4 filed on August 20, 2001.

     Mr. Durn failed to file a Form 5 required by Section 16(a) on a timely basis to report his annual statement of changes in beneficial ownership on February 14, 2002. Mr. Durn filed his Form 5 on February 28, 2002. Mr. Durn's Form 5 corrected his initial report of ownership of SilverStream's common stock originally filed on Form 3 to reflect certain shares of SilverStream's common stock and options with respect thereto held by Mr. Durn's wife.

     On February 14, 2002, to correct his initial report of ownership of SilverStream's common stock initially filed on Form 3, Mr. Benfield filed a Form 5 to reflect that he held an additional option to purchase SilverStream common stock as of the date of the initial filing.

     Mr. Litwack failed to file a Schedule 13G required by Rule 13d-1(d) of the Securities and Exchange Act of 1934, as amended, on a timely basis to report his changes in beneficial ownership on February 14, 2002. Mr. Litwack filed his
Schedule 13G on March 29, 2002.

REPORT OF THE COMPENSATION COMMITTEE

     SilverStream's executive compensation program is administered by the Compensation Committee. The Compensation Committee, which is comprised of three outside directors, establishes and administers SilverStream's executive compensation policies and plans and administers certain aspects of certain of its stock option and other equity-related employee compensation plans. The Compensation Committee considers internal and external information in determining certain officers' compensation, including outside survey data.

     Compensation Philosophy

     SilverStream's compensation policies for its executive officers are based on the belief that the interests of executives should be closely aligned with those of its stockholders. These compensation policies are designed to achieve the following objectives:

     o Offer compensation opportunities that attract highly qualified executives, reward outstanding initiative and achievement, and retain the leadership and skills necessary to build long-term stockholder value.

     o Maintain a significant portion of executives' total compensation at risk, tied to both SilverStream's annual and long-term financial performance and the creation of stockholder value.

     o Further SilverStream's short and long-term strategic goals and values by aligning compensation with business objectives and individual performance.

     Compensation Program

     SilverStream's executive compensation program has three major integrated components - base salary, annual incentive awards and long term incentives.

     Base Salary. Base salary levels for executive officers are determined annually by reviewing the pay practices of software companies of similar size and market capitalization, the skills, performance level and contribution to the business of individual executives, and SilverStream's needs. Overall, we believe that, generally, base salaries for SilverStream's executive officers are competitive with median base salary levels for similar positions in comparable software companies.

     Annual Incentive Awards. SilverStream's executive officers are eligible to receive annual cash bonus awards designed to motivate executives to attain short-term and longer-term corporate and individual management goals. The Compensation Committee establishes the annual incentive opportunity for each executive officer in relation to his or her base salary. Awards under this program are based on the attainment of specific company performance measures and by the achievement of specified individual objectives and the Compensation Committee's subjective determination as to the degree to which each executive officer contributes to SilverStream's overall success and to the effectiveness of its management team. For 2001, the formula for these bonuses was based on sales growth, the successful execution of strategies related to mergers and acquisitions and other individual objectives, thus establishing a direct link between executive pay and SilverStream's growth. No cash bonuses were awarded for 2001.

     Long-Term Incentives. The Compensation Committee believes that stock options are an excellent vehicle for compensating officers and employees. SilverStream provides long-term incentives through its Amended and Restated 1997 Stock Incentive Plan, the purpose of which is to create a direct link between executive compensation and increases in stockholder value. Stock options are granted at fair market value and vest in installments, generally over three and one-half, four or five years. When determining option awards for an executive officer, the Compensation Committee considers the executive's current contribution to SilverStream's performance, the anticipated contribution to meeting SilverStream's long-term strategic performance goals, and industry practices and norms. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the common stock, this portion of the executive's compensation is directly aligned with an increase in stockholder value.

     President and Chief Executive Officer

     Mr. Litwack's base salary, annual incentive award and long-term incentive compensation are determined by the Compensation Committee based upon the same factors as those employed by the Compensation Committee for executive officers generally. Mr. Litwack's annual base salary during 2001 was $124,117, which Mr. Litwack considered appropriate in light of his significant equity interest in SilverStream. Mr. Litwack did not receive any cash bonus in 2001 as a result of the failure to obtain performance goals. Mr. Litwack was awarded an option to purchase 50,000 shares of common stock in light of (i) the salary he received in 2001 and in prior years, each of which was significantly lower than the market rate for other chief executive officers in comparable companies and (ii) the fact that he had never previously been granted any option awards by SilverStream.

     Section 162(m) Limitation

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to SilverStream's Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In general, we structure and administer our stock option plans in a manner intended to comply with the performance-based exception to Section 162(m). The Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of SilverStream and its shareholders, after taking into consideration changing business conditions and the performance of employees. In this regard, the Compensation Committee approved the 2001 Stock Incentive Plan on June 5, 2001, which permits the grant of stock options to employees who are neither officers nor directors of SilverStream or its subsidiary corporations. The 2001 Stock Incentive Plan was not approved by SilverStream's stockholders, and therefore, grants made under the plan will not be eligible for the performance-based exception to Section 162(m). Furthermore, while the Amended and Restated 1997 Stock Incentive Plan was structured to comply with Section 162(m), there can be no assurance that compensation attributable to awards granted under such plan will be treated as qualified performance-based compensation under Section 162(m).

     By the Compensation Committee of the Board of Directors of SilverStream.


                                            COMPENSATION COMMITTEE

                                            Richard A. D'Amore
                                            Timothy Barrows
                                            Paul J. Severino

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. D'Amore, Barrows and Severino served as members of our Compensation Committee during the year ended December 31, 2001. Messrs. D'Amore, Barrows and Severino were not at any time during 2001, or formerly, officers or employees of us or any of our subsidiaries.

     None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of three members and acts under a written charter first adopted and approved in June 2000. The members of the Audit Committee are independent directors, as defined by its charter and the standards of the National Association of Securities Dealers.

     The Audit Committee reviewed SilverStream's audited financial statements for the fiscal year ended December 31, 2001, all quarterly financial statements prior to filing and all earnings' press announcements prior to release, and discussed these financial statements and press releases with management. Management is responsible for SilverStream's internal controls and the financial reporting process. SilverStream's independent auditors are responsible for performing an independent audit of SilverStream's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. As appropriate, the Audit Committee reviews and evaluates, and discusses with SilverStream's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of SilverStream's financial statements;

     o SilverStream's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to shareholders;

     o management's selection, application and disclosure of critical accounting policies;

     o changes in SilverStream's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to SilverStream; and

     o the adequacy of SilverStream's internal controls and accounting, financial and auditing personnel.

     Management represented to the Audit Committee that SilverStream's financial statements had been prepared in accordance with generally accepted accounting principles. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Ernst & Young LLP, SilverStream's independent auditors. SAS 61 requires SilverStream's independent auditors to discuss with SilverStream's Audit Committee, among other things, the following:

     o   methods to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     SilverStream's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from SilverStream. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to SilverStream, which are referred to below under Proposal 4 - Ratification of Selection of Independent Auditors, is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to SilverStream's Board of Directors that the audited financial statements be included in SilverStream's Annual Report on Form 10-K for the year ended December 31, 2001.

     By the Audit Committee of the Board of Directors of SilverStream.

                                              AUDIT COMMITTEE

                                              Richard D'Amore
                                              Timothy Barrows
                                              Paul J. Severino

COMPARATIVE STOCK PERFORMANCE

     The graph set forth below compares the cumulative total stockholder return on our common stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period indicated, assuming dividend reinvestment and
(B) the difference between our share price at the end of the period and on August 17, 1999, the date of our initial public offering, by (ii) the share price at August 17, 1999) for the period from August 17, 1999 through December 31, 2001 with the cumulative return over such period of (i) IBM, Microsoft Corporation, Sun Microsystems, Inc., Oracle Corporation, Vignette Corporation, BEA Systems, Inc., Art Technology Group., Inc. and BroadVision, Inc. (the "Peer Group") and (ii) The Nasdaq Stock Market (U.S.) Index. The graph assumes the investment of $100 in our common stock at the initial public offering price and in each of such indices and the reinvestment of all dividends. The performance shown is not necessarily indicative of future performance.


                               [PERFORMANCE GRAPH]


                 8/17/99   9/30/99  12/31/99  3/31/00  6/30/00   9/3/00  12/31/00  3/31/01   6/30/01  9/30/01  12/31/01

SILVERSTREAM      100.00     98.81   377.78    234.52   183.33    95.63    65.48    30.06     22.38    11.81    21.62
PEER GROUP        100.00    105.83   141.43    147.90   131.13   122.69    83.86    76.65     95.83    67.79    87.36
NASDAQ MARKET     100.00    100.14   147.91    168.29   144.74   133.57    89.76    67.67     79.31    55.08    71.79



        PROPOSAL 2 -- APPROVAL OF AMENDMENT TO 1997 STOCK INCENTIVE PLAN

         In the opinion of the Board of Directors, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. Under our Amended and Restated 1997 Stock Incentive Plan (the "1997 Stock Plan"), we are currently authorized to grant options to purchase up to an aggregate of 7,000,000 shares of common stock to our officers, directors, employees, consultants and advisors. As of March 6, 2002, there were 84,705 shares available for future grant under the 1997 Stock Plan. Accordingly, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1997 Stock Plan increasing the number of shares of common stock authorized for issuance under the 1997 Stock Plan from 7,000,000 shares to 7,900,000 shares.

     THE BOARD OF DIRECTORS BELIEVES THAT THIS AMENDMENT TO THE 1997 STOCK PLAN IS IN THE BEST INTERESTS OF SILVERSTREAM AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF THE 1997 STOCK PLAN

     The following summary of the 1997 Stock Plan is qualified in its entirety by reference to the 1997 Stock Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 1997 Stock Plan may be obtained from our Secretary.

TYPES OF AWARDS

     The 1997 Stock Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights (collectively, "Awards").

     Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the common stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock). Options may not be granted for a term in excess of ten years. The 1997 Stock Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender to us of shares of our common stock, (iii) delivery to us of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. Under the 1997 Stock Plan, the Board of Directors has the right to grant other Awards based upon the common stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

ELIGIBILITY TO RECEIVE AWARDS

     Officers, directors, employees, consultants and advisors and any individuals who have accepted an offer for employment with SilverStream and our subsidiaries are eligible to be granted Awards under the 1997 Stock Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which Awards may be granted to any participant under the 1997 Stock Plan may not exceed 250,000 shares per calendar year.

PLAN BENEFITS

     As of March 6, 2002, approximately 511 people were eligible to receive Awards under the 1997 Stock Plan, including our executive officers and four non-employee directors. The granting of Awards under the 1997 Stock Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

     Since the adoption of the 1997 Stock Plan, the following persons and groups received options under such plan to purchase the number of shares listed: Mr. Litwack, SilverStream's President and Chief Executive Officer - 50,000 shares; Mr. Durn, SilverStream's Vice President, Asia Pacific - 60,540 shares; Mr. Dynes, SilverStream's Vice President, Chief Financial Officer, Treasurer and Secretary - 100,000 shares; Mr. Goossens, SilverStream's Vice President, Europe, Middle East and Africa - 155,540 shares; Mr. Judge, SilverStream's Vice President North America Sales - 80,000 shares; all current executive officers as a group - 675,580 shares; all current non-employee directors as a group - 75,000 shares; Mr. Severino, the nominee for director - 25,000 shares; and all current employees of SilverStream as a group, excluding executive officers - 6,164,715 shares. No associate of any of such directors, executive officers or nominees has received any options under the 1997 Stock Plan. No person has received options to purchase greater than 5% of the shares issued under the 1997 Stock Plan.

     On March 28, 2002, the last reported sale price of our common stock on the Nasdaq National Market was $4.92.

ADMINISTRATION

     The 1997 Stock Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1997 Stock Plan and to interpret the provisions of the 1997 Stock Plan. The Board has authorized the Compensation Committee to administer certain aspects of the 1997 Stock Plan, including the granting of options to executive officers. Subject to any applicable limitations contained in the 1997 Stock Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of common stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

     In the event of a merger or other acquisition event, the Board of Directors is authorized to provide for outstanding options or other stock-based Awards to be assumed or substituted for, by the acquiring or succeeding corporation. If the acquiring or succeeding corporation does not agree to assume, or substitute for, such options, then the Board of Directors shall provide (i) that all unexercised options will become exercisable in full prior to the acquisition event and will terminate immediately prior to the consummation of such acquisition event or (ii) for cash payment in exchange for such options. Upon the occurrence of a merger or other acquisition event, our repurchase and other rights under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors may specify the effect of a merger or other acquisition event on any other Award at the time the Award is granted.

     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the 1997 Stock Plan.

AMENDMENT OR TERMINATION

     No Award may be made under the 1997 Stock Plan after June 9, 2009, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1997 Stock Plan, except that after the date of such amendment no Award intended to comply with Section 162(m) of the Code shall become exercisable, realizable or vested unless and until such amendment shall have been approved by our stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1997 Stock Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by SilverStream or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

     A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to SilverStream. There will be no tax consequences to SilverStream except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

    PROPOSAL 3 -- APPROVAL OF AMENDMENT TO 1999 EMPLOYEE STOCK PURCHASE PLAN

     In the opinion of the Board of Directors, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key employees. Under our Amended and Restated 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan"), we have currently reserved 300,000 shares of common stock to provide eligible employees, including officers, directors who are employees and employees of some of our subsidiaries designated by the Board, with opportunities to purchase shares of our common stock. As of March 6, 2002, there were 1,371 shares available for future purchase under the Stock Purchase Plan. Accordingly, the Board adopted, subject to stockholder approval, an amendment to the Stock Purchase Plan increasing the number of shares of common stock authorized for purchase under the Stock Purchase Plan from 300,000 shares to 520,000 shares.

     THE BOARD OF DIRECTORS BELIEVES THAT THIS AMENDMENT TO THE STOCK PURCHASE PLAN IS IN THE BEST INTERESTS OF SILVERSTREAM AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF THE STOCK PURCHASE PLAN

     The following summary of the Stock Purchase Plan is qualified in its entirety by reference to the Stock Purchase Plan, a copy of which is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Stock Purchase Plan may be obtained from our Secretary.

     The Stock Purchase Plan permits our employees or employees of our designated subsidiaries to purchase shares of common stock from us through one or more offerings. Each employee who elects to participate in an offering is deemed to be granted an option to purchase up to the number of shares of common stock determined by the formula described below under the subheading "Purchase of Shares." During the offering, participants accrue funds in an account through payroll deductions. The funds in this account at the end of the offering will be applied to the purchase of common stock, up to the maximum number of shares for which the option was previously granted, at a 15% discount from the lower of the closing price of the common stock on the first business day of the offering (the "offering commencement date") and the closing price of the common stock on the last business day of the plan period. The date upon which the offering terminates is referred to as the "exercise date."

ADMINISTRATION

     The Stock Purchase Plan is administered by our Board of Directors. The Board has authorized the Compensation Committee to administer certain aspects of the Stock Purchase Plan. The interpretation and construction of any provision of the Stock Purchase Plan and the adoption of rules and regulations for administering the Stock Purchase Plan are made by our Board. Determinations made by our Board with respect to any matter or provision contained in the Stock Purchase Plan are final and conclusive.

     If we at any time merge or consolidate with another corporation and the holders of our capital stock immediately prior to the merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation, otherwise known as "continuity of control", the holder of each option then outstanding will thereafter be entitled to receive, at the next exercise date, upon the exercise of the option for each share as to which the option shall be exercised, the securities or property which a holder of one share of our common stock was entitled to upon and at the time of the merger or consolidation, and the Board will take such steps in connection with the merger or consolidation to make the adjustments under the Stock Purchase Plan as the Board deems equitable.

     In the event of our merger or consolidation with or into another corporation which does not involve continuity of control, or if we sell all, or substantially all, of our assets while unexercised options remain outstanding under the Stock Purchase Plan, all outstanding options will be cancelled by the Board as of the effective date of any such transaction. Notice of cancellation will be given to each holder of an option, and each holder of an option will have the right to exercise such option in full based on payroll deductions then credited to his or her account as of a date determined by the Board.

OFFERINGS

     Each offering commencement date begins a 6-month "plan period" during which payroll deductions will be made and held for the purchase of common stock at the end of the plan period. Our Board may, at its discretion, choose a plan period of 12 months or less for any offering. The first plan period began on August 17, 1999, the first day our stock was publicly traded following our initial public offering. All plan periods since then have been six months in length.

ELIGIBILITY TO PURCHASE STOCK

     Participation in the Stock Purchase Plan by any employee is subject to the requirements of the Code and regulations promulgated thereunder. All of our employees, including officers, directors who are employees, and all employees of our subsidiaries, designated by our Board from time to time, are eligible to participate in any one or more of the offerings provided that:

     o they are customarily employed by us or a designated subsidiary for more than 20 hours per week and for more than five months in a calendar year;

     o they have been employed by us or a designated subsidiary for at least three months prior to enrolling in the plan; and

     o they are our employees or employees of a designated subsidiary on the first day of the applicable plan period.

     No employee may be granted an option under the Stock Purchase Plan if, immediately after the grant, the employee would own stock, and/or hold outstanding options to purchase stock, equal to five percent or more of the total combined voting power or value of all classes of our stock or that of any of our subsidiary corporations.

     As of March 6, 2002, approximately 492 people were eligible to participate in the Stock Purchase Plan, including our executive officers.

     Since the adoption of the Stock Purchase Plan, the following persons and groups purchased the number of shares listed: Mr. Litwack, SilverStream's President and Chief Executive Officer - 0 shares; Mr. Durn, SilverStream's Vice President, Asia Pacific - 472 shares; Mr. Dynes, SilverStream's Vice President, Chief Financial Officer, Treasurer and Secretary - 1,448 shares; Mr. Goossens, SilverStream's Vice President, Europe, Middle East and Africa - 578 shares; Mr. Judge, SilverStream's Vice President North America Sales - 0 shares; all current executive officers as a group - 4,152 shares; all current non-employee directors as a group - 0 shares; Mr. Severino, the nominee for director - 0 shares; and all current employees of SilverStream as a group, excluding executive officers - 209,617 shares. No associate of any of such directors, executive officers or nominees has purchased any shares under the Stock Purchase Plan. No person has purchased greater than 5% of the shares issued under the Stock Purchase Plan.

     On March 28, 2002, the last reported sale price of our common stock on the Nasdaq National Market was $4.92.

PARTICIPANT FUNDS

     We maintain payroll deduction accounts for all participants. With respect to any offering made under the Stock Purchase Plan, a participant may authorize a payroll deduction equal to any whole percentage up to a maximum of ten percent of the compensation he or she receives during the Stock Purchase Plan period or such shorter period during which deductions from payroll are made. No employee may be granted an option under the Stock Purchase Plan which permits his or her rights to purchase common stock under the Stock Purchase Plan and any other employee stock purchase plan of ours or any subsidiary of ours to accrue at a rate which exceeds $25,000 of the fair market value of the common stock (determined at the offering commencement date of the Stock Purchase Plan period) for each calendar year in which the option is outstanding at any time.

     A participant may decrease or discontinue his or her payroll deduction once during any plan period by filing a new payroll deduction authorization form. However, a participant may not increase his or her payroll deduction during a plan period. If a participant elects to discontinue his or her payroll deductions during a plan period, but does not elect to withdraw his or her funds, funds previously deducted will be applied to the purchase of common stock on the exercise date.

     Interest is not paid on any participant account, except to the extent that the Board, in its sole discretion, elects to credit such accounts with interest at such per annum rate as it may from time to time determine.

     All funds received or held by us under the Stock Purchase Plan may be combined with other corporate funds and may be used by us for any corporate purpose.

     A participant may, prior to the close of any plan period and for any reason, permanently draw out the balance accumulated in the participant's account and thereby withdraw from participation in an offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of that plan period. The employee may participate in any subsequent offering in accordance with terms and conditions established by our board or the committee.

PURCHASE OF SHARES

     On each offering commencement date, we will grant to each participant in the Stock Purchase Plan an option to purchase on the last business day of the plan period, at the option price described below, the largest number of whole shares of our common stock reserved for purposes of the Stock Purchase Plan as does not exceed the number of shares determined by dividing (i) the product of $2,083 times the number of full months in the plan period by (ii) the closing price (as defined below) on the offering commencement date of the plan period.

     The purchase price for each share purchased is 85% of the lower of the closing price of our common stock on (i) the first business day of the plan period or (ii) the last business day of the plan period. The closing price is
(a) the closing price on any national securities exchange on which the common stock is listed, (b) the closing price of our common stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal. If no sales of our common stock were made on a date referred to above, the price of the common stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Stock Purchase Plan on the exercise date is deemed to have exercised his or her option at the option price on that date and is deemed to have purchased from us the number of full shares of common stock reserved for purposes of the Stock Purchase Plan that his or her accumulated payroll deductions on that date will pay for, up to the maximum number determined in the manner set forth above.

     Any balance remaining in a participant's payroll deduction account at the end of a plan period will be automatically refunded to the participant, except that any balance which is less than the purchase price of one share of common stock will be carried forward into the participant's payroll deduction account for the following offering, unless the participant elects not to participate in the following offering under the Stock Purchase Plan, in which case the balance in the participant's account shall be refunded to the participant.

     In the event that the total number of shares of common stock specified in elections to be purchased under any offering plus the number of shares purchased under previous offerings under the Stock Purchase Plan exceeds the maximum number of shares issuable under the Stock Purchase Plan, the board or the committee will allot the shares then available on a pro rata basis.

AMENDMENT OR TERMINATION

     The Board of Directors may at any time amend the Stock Purchase Plan in any respect, except that (i) if the approval of our stockholders is required under
Section 423 of the Internal Revenue Code, the amendment will not be effected without their approval, and (ii) in no event may any amendment be made which would cause the Stock Purchase Plan to fail to comply with Section 423 of the Internal Revenue Code. The Stock Purchase Plan may be terminated at any time by the Board. Upon termination of the Stock Purchase Plan, all amounts in the accounts of participants will be promptly refunded.

FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Stock Purchase Plan and with respect to the sale of common stock acquired under the Stock Purchase Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     Tax Consequences to Participants. A participant will not have income upon enrolling in the Stock Purchase Plan or upon purchasing stock at the end of an offering. A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the Stock Purchase Plan at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

     o   15% of the value of the stock on the day the offering commenced; and

     o   the participant's profit.

Any excess profit will be long-term capital gain.

     If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     If the participant sells the stock at a loss (if sales proceeds are less than the purchase price), then the loss will be a long-term capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     Tax Consequences to SilverStream. There will be no tax consequences to SilverStream except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

         PROPOSAL 4 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit our financial statements for the year ending December 31, 2002. Ernst & Young LLP has audited our financial statements for each fiscal year since our inception. Although stockholder approval of our selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the 2002 Annual Meeting of Stockholders, the Board of Directors may reconsider the selection of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR CONFIRMATION OF SUCH SELECTION.

     Independence of Accountants. Ernst & Young LLP acted as our independent auditors for the fiscal year ended December 31, 2001. Our management and the Audit Committee believe, on the basis of the relevant facts and circumstances pertaining to that firm's engagement by us, that Ernst & Young LLP satisfies the requirements for independence from us.

     Audit Fees. In fiscal 2001, we incurred $238,850 in professional fees from Ernst & Young LLP in connection with the audit of our annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in our quarterly reports for the fiscal year ended December 31, 2001.

     Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not bill us for any professional services rendered to us and our affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

     All Other Fees. For all other services, we incurred an aggregate of $306,471 in fees to Ernst & Young LLP during the fiscal year ended December 31, 2001, including audit-related services of $110,707 and non-audit services of $195,764. Audit-related services generally include fees for 401(k) and statutory audits, business acquisitions, accounting consultations and SEC registration statements.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     We will bear all proxy solicitation costs. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     The SEC has also recently adopted a "householding" rule which we may implement for future shareholder communications. This rule permits us to deliver a single proxy or information statement to a household, even though two or more shareholders live under the same roof or a shareholder has shares registered in multiple accounts. This rule enables us to reduce the expense of printing and mailing associated with proxy statements and reduces the amount of duplicative information you may currently receive.

     Some banks, brokers and other nominee record holders are already "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: SilverStream Software, Inc., 2 Federal Street, Billerica, Massachusetts 01821, Attention: Secretary; (978) 262-3000. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by us no later than December 3, 2002 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     In addition, our by-laws require that we be given advance notice of stockholder nominations for election to our Board of Directors and of other business which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). The required notice must be made in writing and delivered to or mailed and received by the Secretary at our principal executive offices not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. However, if the date of the annual meeting is advanced more than 20 days or delayed more than 70 days from such anniversary date, the required notice of stockholder nominations must be delivered or received not earlier than the 90th day prior to the annual meeting and not later than the close of business on the later of (i) the 70th day prior to the annual meeting and (ii) the 10th day following the day notice of the date of the annual meeting was mailed or publicly disclosed, whichever occurs first.

     THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR TO VOTE BY TELEPHONE OR INTERNET. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE

APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY AFTER DELIVERY OF WRITTEN REVOCATION OF THEIR PROXY TO THE SECRETARY OF THE COMPANY.

                                      By Order of the Board of Directors,


                                      /s/ DAVID LITWACK

                                      President and Chief Executive Officer


April 5, 2002

APPENDIX A -- AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

APPENDIX B -- AMENDED AND RESTATED 1999 EMPLOYEE STOCK PURCHASE PLAN

                                                                      APPENDIX A

                           SILVERSTREAM SOFTWARE, INC.

                 AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN

                           (amended as of May 1, 2001)

1.   PURPOSE

     The purpose of this Amended and Restated 1997 Stock Incentive Plan (the "Plan") of SilverStream Software, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"), and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.   ELIGIBILITY

     All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.   ADMINISTRATION, DELEGATION

     (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.   STOCK AVAILABLE FOR AWARDS

     (a) NUMBER OF SHARES. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 7,000,000 shares of Common Stock, $.001 par value per share of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 250,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code ("Section 162(m)").

5.   STOCK OPTIONS

     (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

     (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option certificate, provided, however, that the exercise price shall not be less than 50% of the fair market value of the Common Stock, as determined by the Board at the time the Option is granted.

     (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option certificate, provided, however, that no Option will be granted for a term in excess of 10 years.

     (e) EXERCISE OF OPTION. Options may be exercised only by delivery to the Company of a written notice of exercise (including electronic notice) or by any other form of notice approved by the Board and by payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement or option certificate, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or

(ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by ) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

          (4) to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

     (g) SUBSTITUTE OPTIONS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5.

6.   RESTRICTED STOCK

     (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

     (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

     (c) ACQUISITION EVENTS

          (1) DEFINITION. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          (2) CONSEQUENCES OF AN ACQUISITION EVENT ON OPTIONS. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such

Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Option (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

          (3) CONSEQUENCES OF AN ACQUISITION EVENT ON RESTRICTED STOCK AWARDS. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

          (4) CONSEQUENCES OF AN ACQUISITION EVENT ON OTHER AWARDS. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.   GENERAL PROVISIONS APPLICABLE TO AWARDS

     (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) DOCUMENTATION. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  MISCELLANEOUS

     (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

     (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                      # # #

                                                                      APPENDIX B


                           SILVERSTREAM SOFTWARE, INC.

                              AMENDED AND RESTATED
                        1999 EMPLOYEE STOCK PURCHASE PLAN

                        (amended as of February 27, 2001)

     The purpose of this Amended and Restated 1999 Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of SilverStream Software, Inc., a Delaware corporation (the "Company"), and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.001 par value (the "Common Stock"). Three hundred thousand (300,000) shares of Common Stock (prior to giving effect to the stock split approved by the Company's Board of Directors in June 1999) in the aggregate have been approved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

     1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2. ELIGIBILITY. All employees of the Company, including Board members who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

          (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

          (b) for the first Offering (as defined below), they were employed by the Company or a Designated Subsidiary on or before June 30, 1999, and for each subsequent Offering, they have been employed by the Company or a Designated Subsidiary for at least three months prior to enrolling in the Plan; and

          (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin on such date or dates as may be established by the Board from time to time (the "Offering Commencement Dates"), provided that the first Offering Commencement Date shall be the date on which trading of the Common Stock commences on the Nasdaq

National Market in connection with an initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

     4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation (as defined below) received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, sales commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement.

     5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction, as set forth below, from the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6. DEDUCTION CHANGES. An employee may decrease or discontinue his or her payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his or her payroll deduction during a Plan Period. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7. INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the 14th day before the last day of any Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with the terms and conditions established by the Board or the Committee.

     9. PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. Notwithstanding the foregoing, for purposes of this Section 9, the closing price of the Common Stock on the first business day of the first Plan Period shall be deemed to be the price per share for which the Common Stock was offered to the public in the Company's initial public offering.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded to the employee.

     10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

     11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law), (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or her.

     13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, the number of shares approved for this Plan, the number of shares subject to any outstanding Option and the purchase price thereof shall be adjusted proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16. MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, all outstanding Options shall be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

     18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

     19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

     21. GOVERNING LAW. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

     22. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     23. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or one year after the date of exercise of the Option.

     24. EFFECTIVE DATE AND APPROVAL OF STOCKHOLDERS. The Plan shall take effect upon the effectiveness of the Company's registration statement under the Securities Act relating to the Company's initial public offering of Common Stock, subject to approval by the stockholders of the Company as required by
Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                      # # #

                                  DETACH HERE

                                     PROXY

                          SILVERSTREAM SOFTWARE, INC.

                               TWO FEDERAL STREET
                         BILLERICA, MASSACHUSETTS 01821

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 7, 2002
     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     The undersigned holder of Common Stock of SilverStream Software, Inc., a Delaware corporation, hereby appoints David A. Litwack and Craig A. Dynes, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the company that the undersigned is entitled to vote at SilverStream's 2002 Annual Meeting of Stockholders, to be held on Tuesday,
May 7, 2002, at 10:00 a.m., local time, at Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 and at any adjournments or postponements thereof.

     In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

----------------                                                ---------------
  SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                            SIDE
----------------                                                ---------------

SILVERSTREAM SOFTWARE, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

--------------------------------------------------------------------------------
Follow these four easy steps:

1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.
--------------------------------------------------------------------------------

Your vote is important!
Call 1-877-PRX-VOTE anytime!

----------------
Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------
Follow these four easy steps:

1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/sssw

3. Enter your Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.
--------------------------------------------------------------------------------

Your vote is important!
Go to http://www.eproxyvote.com/sssw anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

A VOTE FOR THE DIRECTOR NOMINEE AND FOR PROPOSAL
NUMBERS 2, 3 AND 4 IS RECOMMENDED BY THE
BOARD OF DIRECTORS.
                                                                                                 FOR     AGAINST   ABSTAIN
1.  Election of Director.                       2. Approve the amendment to the Amended
    NOMINEE: (01) Paul J. Severino                 and Restated 1997 Stock Incentive Plan.       [ ]       [ ]       [ ]

         FOR     WITHHELD                       3. Approve the amendment to the Employee
         [ ]       [ ]                             Stock Purchase Plan.                          [ ]       [ ]       [ ]

                                                4. Ratify the appointment of Ernst & Young
                                                   LLP as independent auditors.                  [ ]       [ ]       [ ]



                                                        MARK HERE IF YOU PLAN TO ATTEND THE MEETING        [ ]

                                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

                                                THE SIGNATURE ON THIS PROXY SHOULD CORRESPOND EXACTLY WITH STOCKHOLDER'S
                                                NAME AS PRINTED TO THE LEFT. IN THE CASE OF JOINT TENANTS, CO-EXECUTORS OR
                                                CO-TRUSTEES, BOTH SHOULD SIGN. PERSONS SIGNING AS ATTORNEY, EXECUTOR,
                                                ADMINISTRATOR, TRUSTEE OR GUARDIAN SHOULD GIVE THEIR FULL TITLE.


                                                VOTES MUST BE INDICATED [X] IN BLACK OR BLUE INK.

                                                PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
                                                ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.


Signature: _________________________ Date: ____________________ Signature: _________________________________ Date: ________________